UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 4, 2023

AKEBIA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36352	20-8756903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

245 First Street Cambridge, Massachusetts	02142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 871-2098

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	AKBA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

Akebia Therapeutics, Inc. (the “Company”) held its Special Meeting of Stockholders on May 4, 2023 (the “Special Meeting”) to consider and vote upon the matters listed below. The following is a summary of the matters voted on at the Special Meeting.

1(a).     The proposal to approve an amendment to the Company’s Ninth Amended and Restated Certificate of Incorporation, as amended, to effect a reverse stock split of the Company’s outstanding common stock, $0.00001 par value per share (the “Common Stock”), at a ratio of not less than 1-for-5 and not greater than 1-for-20, with the exact ratio to be set within that range at the discretion of the Company’s Board of Directors, at any time prior to the one-year anniversary of the date on which the reverse stock split is approved by the Company’s stockholders at the Special Meeting (“Proposal 1(a)”), was not approved as follows:

Votes For:	77,934,578
Votes Against:	57,085,942
Abstentions:	563,365

1(b).    The proposal to, in connection with Proposal 1(a), decrease the number of authorized shares of the Company’s Common Stock on a basis proportional to the reverse stock split ratio (“Proposal 1(b)” and, together with Proposal 1(a), the “Reverse Stock Split Proposals”) was not approved as follows:

Votes For:	78,473,738
Votes Against:	54,949,341
Abstentions:	647,283

2.     The proposal to approve an amendment to the Company’s Ninth Amended and Restated Certificate of Incorporation, as amended, to set the number of authorized shares of the Company’s Common Stock at a number determined by calculating the product of 350,000,000 multiplied by two times (2x) the reverse stock split ratio, subject to approval by the Company’s stockholders and the Company’s implementation of the Reverse Stock Split Proposals, was withdrawn because the Company’s stockholders did not approve Proposal 1(b).

3.     The proposal to approve an adjournment of the Special Meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of either of the Reverse Stock Split Proposals (Proposal 1(a) or 1(b)) was approved as follows:

Votes For:	77,956,153
Votes Against:	56,291,429
Abstentions:	1,336,302
Broker Non-Votes	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKEBIA THERAPEUTICS, INC.

Date: May 8, 2023	By:	/s/ John P. Butler
	Name:	John P. Butler
	Title:	President and Chief Executive Officer